Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064

                             THE MONTGOMERY FUNDS II

                    Supplement dated April 20, 1999, to the

                       Statement of Additional Information
                    dated June 30, 1998, August 31, 1998 and
                                January 31, 1999


For all Funds

Mutual Funds Service Corporation, an affiliate of The Chase Manhattan Bank, which serves as the Funds' custodian, will assume various administrative and fund accounting responsibilities beginning on May 3, 1999. Until that change becomes effective, First Data Investors Services Group will continue to perform those responsibilities. Montgomery Asset Management, LLC will continue to serve as the overall Administrator for the Funds and supervise the administrative and other services performed for the Funds.